EXECUTIVE SUITE LEASE AGREEMENT
                               WILDER CORPORATION

THIS  LEASE  made  this 15TH day of FEBRUARY, 2005 between Wilder Corporation of
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Delaware, a Delaware Corporation whose address is:  2536 Countryside Blvd. Suite
250,  Clearwater, Florida 33763, "Landlord", and STEM CELL THERAPY INTERNATIONAL
                                                 -------------------------------
CORP.  Tenant",  whose  address  is2203  N.  LOIS  AVE.,  TAMPA,  FLORIDA 33607.
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     W  I  T  N  E  S  S  E  T  H:

Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the following described property ("Leased Premises"): Space designated as SuiteONE
                                                                             ---
(1)  Ninth  (9th)  Floor, consisting of approximately THREE HUNDRED SEVENTY-FOUR
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(374)  square  feet,  located  at  2203  N  Lois  Ave.,  Tampa,  Florida  33607
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     1.     TERM:  Tenant  to  have and hold Leased Premises on a MONTH-TO-MONTH
                                                                  --------------
term, commencing on the17THday ofFEBRUARY, 2005.  A thirty-day written notice is
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required  to  terminate  the  Lease  Agreement.

2.     RENTS:  Lessee  agrees  to  pay  as  monthly  rent  and  sales  tax:

Prorated  Base  Rent  for  Feb.  05          Sales  Tax  (7%)           Total
-----------------------------------          ----------------          ------
     $680.85                   $47.66          $728.51

Monthly  Base  Rent  thereafter          Sales  Tax (7%)                   Total
-------------------------------          ---------------                   -----
            $1588.65                   $  111.21                 $1699.89

In lawful United States currency, together with the sales tax levied upon the use and occupancy of the leased premises in advance and beginning on the commencement date of this Lease and on the first day of each and every month thereafter throughout the term of this Lease as follows. Rents shall be paid to Lessor without setoff or deduction at Manager's Office, 2536 Countryside Blvd. Suite 250, Clearwater, Florida 33763. Any payments or rent not received by the fifth of the month shall be subject to a late charge of five percent (5%) of the unpaid rent. In addition to the foregoing late charge, rent not paid when due shall bear interest at the rate of 18% per annum or the maximum lawful rate of penalty interest allowed by law, whichever is lower. If lessee's possession commences on other than the first day of the month, the rent for the prorated portion of said month shall be paid and the term of this Lease shall commence on the first day of the month following that in which possession is given. The amount of rent and security deposit received upon signing this lease is TWO
                                                                             ---
THOUSAND  ONE HUNDRED SEVENTEEN AND 16/100 DOLLARS ($2,417.16) (includes $100.00
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telephone  vendor  fee)

     3. RENT ADJUSTMENT: Any adjustments to the rental rate as described in Paragraph 2 above.

     4. USE AND POSSESSION: (a) Use: It is understood that the Leased Premises are to be used for general purposes as an ADMINISTRATIVE OFFICE not to
                                                   ----------------------
consist  of  more  than  TWO(2)  people, and for no other purposes without prior
                         ------
written consent of Landlord. Tenant accepts Leased Premises as suitable for such use.
          (b) Expiration of Term: Tenant, at expiration of the term shall deliver up the Leased Premises in good repair and condition: damages beyond the control of Tenant, reasonable use, ordinary decay, and wear and tear accepted. Tenant further agrees to provide and use carpet mats for all desk areas in order to prevent wear of carpeted areas.

     5. NOTICES: For purpose of notice or demand, the respective parties shall be served by certified or registered mail, addressed to Tenant at the Leased Premises, or to Landlord at the address set forth above.

     6. ORDINANCES AND REGULATIONS: Tenant hereby covenants and agrees to comply with all the rules and regulations of the Board of Fire Underwriters, Officers or Boards of the City, County and State having jurisdiction over the Leased Premises, and with all ordinances and regulations or governmental authorities wherein Leased Premises are located, at Tenant's sole cost and expense, but only insofar as any of such rules, ordinances and regulations pertain to the manner in which Tenant shall use Leased Premises. Said Leased Premises shall not be used for any unlawful purpose, nor shall it be used as to constitute a nuisance.
          Tenant shall observe faithfully and comply strictly with the Rules and Regulations attached hereto as Exhibit "A", and incorporated herein. Landlord shall have the right during the term of this lease to make reasonable changes in, and additions to, Rules and Regulations with the same force and effect as if originally incorporated herein. Any failure by Landlord to enforce Rules and Regulations shall not constitute a waiver of their enforceability.

     7. QUIET ENJOYMENT: So long as Tenant is not in default of the terms and conditions herein, Landlord covenants and agrees that Tenant shall have peaceable and quiet possession of said leased Premises.

     8. SIGNS: Tenant will not place signs or other advertising on the building outside the Leased Premises without written consent of Landlord.

     9. UTILITIES AND SERVICE: (a) Utilities: Landlord shall furnish and maintain (1) five day heat and air conditioning during normal business hours and at such other times as Landlord in its sole discretion deems necessary for normal office occupancy and for the comfort of Tenants. (2) Water for common area drinking fountain, toilet and lavatory purposes only: (3) five day janitorial and building maintenance service: (4) electricity for light and ordinary office purposes, and (5) operatorless elevator service.
          (b) Use by Tenant. Tenant agrees to exercise: due care and prudence in the use of utilities at all times, and to comply with all Federal, State and local guidelines concerning same. In the event Landlord incurs electrical costs which are excessive for the use of Leased Premises as general office space or show a disregard by Tenant of its agreement to use due care and prudence, Tenant agrees to reimburse Landlord for that portion of the costs which are attributable to the excessive use or Landlord may, at it's option, terminate this lease. Landlord in furnishing electrical services does not contemplate Tenant using extraordinary amounts of electricity, or generating heat that affects air conditioning efficiency. Landlord reserves the right to discontinue temporarily any of the aforesaid services where necessary by reason of accident, need for repairs, strikes, labor disputes, or the necessity for alterations or improvements, or causes beyond Landlord's control. Landlord shall not be liable for damages for such discontinuance and there shall be no abatement or reduction in rent.

     10. ALTERATIONS: Tenant shall maintain Leased Premises in good repair and condition, damage thereto by fire, windstorm, Acts of God, or the elements accepted. Tenant shall not make or suffer to be made any alterations, additions or improvements to Leased Premises or any part thereof without prior written consent of Landlord. In the event Landlord consents to the proposed alterations, additions or improvements, the same shall be at Tenant's cost and expense, will become Landlord's property, and Tenant shall hold Landlord harmless on account of the cost thereof. Landlord may require Tenant to post a bond in sufficient amount to assure payment by Tenant of the costs thereof. Any such alterations shall be made at such times and in such manner as not to unreasonably interfere with the occupations, use and enjoyment of the remainder of the Building by the other tenants thereof. If required by Landlord, such alterations shall be removed by Tenant upon the expiration or termination of the Lease, and Tenant shall repair all damage to the premises caused by such removal, all at Tenant's cost and expense.

     11. ENTRY OF LANDLORD: Landlord or Landlord's agents shall have the right to enter the Leased Premises at all times to examine same and to show them to prospective mortgagor, purchasers or tenants of the Building, and to make such decorations, repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said Leased Premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part. Rent reserved shall in no way abate while said decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant or otherwise. If during the last month of the term, Tenant shall have removed substantially all of Tenant's property there from, Landlord may immediately enter and alter, renovate and redecorate the Leased Premises, without elimination or abatement of rent or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease.

     12. FIRE OR CASUALTY: If Leased Premises are damaged by fire or casualty, Landlord will promptly repair the damage and restore the Leased Premises to their condition immediately prior to the casualty occurrence, but only to the extent possible within the limitation of available insurance proceeds. If the reasonable time for completing any such restoration or repair is sixty (60) days or longer, either party shall have the option to terminate this Lease agreement by giving notice of termination to the other party. That notice shall be given within fifteen (15) days after the date of the casualty. If the damage or destruction to the Leased Premises occurs within six (6) months of the expiration of the then existing term of the Lease, or if the damage or destruction to the Leased Premises is so substantial that it has effectively destroyed the Leased Premises totally, the Landlord may, at its sole option, terminate the Lease by giving written notice to Tenant within fifteen (15) days after the date of the casualty. If the Leased Premises are damaged by fire or casualty, the rent shall abate until the Leased Premises are restored or until the Lease is terminated in accordance with this paragraph. The abatement shall be in proportion to the impairment of the use that Tenant can reasonably make of the Leased Premises. Landlord shall not be liable for any inconvenience or interruption of business of Tenant or for the loss of any personal property occasioned by the fire or other casualty.

     13. CONDEMNATION: If any part of the Leased Premises is taken by eminent domain, Landlord may, at its sole option, terminate the Lease by giving written notice to Tenant within forty-five (45) days after the taking, or if by reason of any such taking, Tenant's operation on the Leased Premises is materially impaired, Tenant shall have the option to terminate this Lease, by giving written notice to Landlord within forty-five (45) days after the taking and the rent will be adjusted as of the date of the notice. If the Leased Premises are damaged, or if access to the Leased Premises is impaired by reason of such taking, and neither Landlord nor Tenant elects to terminate this Lease, Landlord will promptly rebuild or repair the damage to the extent possible within the limitations of the available condemnation awards. All condemnation awards belong to Landlord, except that specifically awarded to Tenant for its separate property and fixtures.

     14. ASSIGNMENT AND SUBLEASE: Tenant shall not mortgage or assign this Lease or sublet the Leased Premises without the prior written consent of Landlord. No assignment shall relieve Tenant of its obligations under this Lease.

     15. HOLDOVER: Any holding over by the Tenant after the expiration of the Lease shall be construed as a Tenancy at Sufferance, unless such occupancy is with the written consent of Landlord, in which event Tenant will be a tenant from month to month, upon the same terms and conditions of this Lease, except at a rate of one hundred fifty (150%) of the monthly rent for the expiring rental period for such holdover period. Acceptance by Landlord of rent after such termination shall not constitute a renewal.



     16. INDEMNITY AND INSURANCE: (a) Indemnity. Tenant will save Landlord harmless and indemnify Landlord from and against any and all claims, actions, damages, liability and expenses in connection with loss of life, personal injury or loss or damage of whatever nature including property damage (1) cause by, or resulting from, or claimed to have been caused by, or the have resulted from, wholly or in part, any act, omission or negligence of Tenant or anyone claiming under Tenant (including, but without limitation, subtenants, concessionaires, agents, employees, servants and contractors of Tenant, or its subtenants or concessionaires), no matter where occurring, or (2) occurring in, upon or at the Leased Premises, no matter how caused, or (3) arising out of the occupancy or use by Tenant of the Leased Premises, or any part thereof. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage or any such claims, or any proceeding brought thereon or the defense thereof. If Tenant, or anyone claiming under Tenant, or the whole or any part of the property of Tenant shall be injured, lost or damaged by theft, fire, water or steam, or in any other way or manner whether similar or dissimilar to the foregoing, no part of said injury, loss or damage is to be borne by Landlord, or its agents. Tenant agrees that Landlord shall not be liable to Tenant, or anyone claiming under Tenant for any injury, loss, or damage that may be caused by, or result from the act, omission, default or negligence of any persons occupying adjoining premises or any other part of the Building or property. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation.
          (b) Insurance. Tenant will maintain public liability with respect to the Leased Premises, naming Landlord and Tenant as insured's, with a combined single limit of not less than Three Hundred Thousand Dollars ($300,000) on an occurrence basis with respect to both bodily injury and property damage. Tenant shall deliver to Landlord a Certificate of Insurance at least fifteen (15) days prior to the commencement of the term of this Lease and a renewal Certificate at lease fifteen (15) days prior to the expiration of the Certificate it renews. Said Certificate must provide for thirty (30) days notice to Landlord in event of material change or cancellation. Tenant also agrees to maintain during the term hereof, broad form coverage on Tenant's personal business property and improvements and betterments.
          (c) Waiver of Subrogation. Neither party shall be liable to the other, or to anyone claiming through, or under them, for loss or damage caused by fire or any other peril insured against by the insurance maintained hereunder, even though the loss or damage is caused by the fault or negligence of the other party or anyone for whom such party may be responsible; provided, however, that this waiver of Subrogation shall be applicable and in force only with respect to loss or damage occurring while the releaser's policies contain a provision that any such waiver shall not adversely affect or impair said policies. In accordance with this paragraph, each insurance policy carried by Landlord and Tenant shall contain a provision by which the insurance company shall waive all right of recovery by subrogation against the other party for loss or damage to the insured property.

     17. DEFAULT: (a) Events of Default. The happening of any one or more of the following listed events shall constitute a breach of this Lease Agreement on the part of the Tenant: (1) The failure of Tenant to fully and properly perform any act required of it in the performance of this Lease, or otherwise to comply with any term or provision hereof; (2) The failure of Tenant to pay any rent payable under this Lease Agreement on the due date thereof; (3) The filing by, or on behalf of, Tenant of any petition or pleading to declare Tenant a bankrupt, or the adjudication in bankruptcy of Tenant under any bankruptcy law or act; (4) The appointment by any court or under any law of a receiver, trustee, or other custodian of the property, assets, or business of Tenant; (5) The assignment by Tenant of all or any part of its property or assets for the benefit of its creditors: or (6) The levy, execution, attachment or other taking of property, assets or of the leasehold interest of Tenant by process of law, or otherwise, in satisfaction of any judgment, debt or claim; (7) The abandonment or vacation of Leased Premises by Tenant.
          (b) Remedies. Upon the happening of any event of default, Landlord, if it shall so elect, may either (1) collect each installment of rental when the same matures; (2) accelerate rents for the remainder of the term of this Lease, or (3) enter Leased Premises without process of law and terminate Tenant's possession without being liable for any prosecution therefore, and re-lease the Leased Premises to any person, firm, or corporation, and upon such terms and conditions as Landlord may deem advisable, as agent of Tenant or otherwise, for whatever rent it can obtain. Tenant shall remain liable for the rent reserved herein, and all other obligations hereunder. Landlord shall apply the proceeds of such re-leasing (1) first to the payment of expenses that Landlord may incur in the entering and re-leasing, and (2) then to the payment of the rent due by Tenant and the fulfillment of Landlord's covenants and obligations hereunder. In the case of deficiency, Tenant shall remain liable. Tenant hereby waives service of any demand for payment of rent, or notice to terminate or demand for possession of the Leased Premises, including any and all other forms of demand and notice prescribed by laws.
          (c) Attorneys' Fees and Costs. Tenant agrees to pay reasonable attorneys' fees and all costs if it becomes necessary for Landlord to employ an attorney or other agent to collect any of the rent or enforce any of the provisions of this Lease, whether or not suit is brought, and including such fees and costs on appeal. Tenant expressly waives all exemptions secured to Tenant under the laws of the State of Florida, or any state of the United States as against the collection of any debt hereby secured or incurred.
          (d) Additional Security. As additional security for the performance of Tenant's obligations hereunder, Tenant hereby pledges and assigns to Landlord all the furniture, fixtures, goods, inventory, stock and chattels of Tenant which are now or may hereafter be brought or put in the Leased Premises, and further grants to Landlord a security interest therein under the Uniform Commercial Code. Upon the request of the Landlord, Tenant hereby agrees to execute and deliver to Landlord all financing statements, amendments thereto, or other similar statements which Landlord may reasonably request.
          (e) No Waiver by Landlord. Nothing herein contained shall be deemed to be a waiver by Landlord of its statutory lien for rent, and the remedies, rights and privileges of Landlord in the case of default of Tenant as set forth above shall not be exclusive, and in addition thereto Landlord may also exercise and enforce all its rights at law or in equity which it may otherwise have as a result of Tenant's default hereunder, Landlord is herein specifically granted all of the rights of a secured creditor under the Uniform Commercial Code with respect to the property in which Landlord has been granted a security interest by Tenant.

     18. NOTICE OF TERMINATION: Notwithstanding any provision of law or any judicial decision to the contrary, no notice shall be required to terminate the term of the Lease Agreement, or extension hereof, on the date herein specified, and the term hereof shall expire on the date herein provided without notice being required from either party, except for the Month-to-Month terms, in which case a 30 day written notice shall be given. Failure to comply will result in forfeit of security deposit.

     19. SUCCESSORS AND ASSIGNS: This lease shall bind and inure to the benefit of the successors, heirs, and assigns of the parties hereto.

     20. SECURITY DEPOSIT: Tenant concurrently with the execution of this Lease, has deposited with Landlord last months' Rent Security Deposit in the sum of ONE THOUSAND FIVE HUNDRED EIGHTY-EIGHT AND 65/100 DOLLARS ($1,588.65) the
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receipt  being hereby acknowledged and shall be retained by Landlord as security for the payment by Tenant of the rent herein agreed to be paid for the faithful performance of the covenants of this Lease. If any time Tenant shall be in default in any of the provisions of this Lease, Landlord shall have the right to use said deposit, or so much thereof as may be necessary, in the payment of any rent in default and/or in payment of any expense incurred by Landlord by reason of such default of Tenant, or at Tenant's option the same may retained by Landlord in liquidation of part of the damages suffered by Landlord by reason of default of Tenant.


     21. RELOCATION: Landlord shall have the right to move Tenant to comparable space on another floor of the building if Landlord needs the space for expansion of another Tenant. In the event such relocation should take place, the other terms and conditions of the Lease shall remain the same and Landlord shall pay all moving expenses.

     22. PARKING SPACES: Landlord shall provide ample unreserved parking lots adjacent to the building. Landlord reserves the right to have reasonable regulations for parking use.

     23. ENTIRE AGREEMENT: It is agreed between the parties that neither Landlord nor Tenant nor any of their agents have made any statement, promises, or agreements verbally or in writing in conflict with the terms of this Lease Agreement. Any and all representations by either of the parties or their agents made during negotiations prior to the execution of this Lease Agreement and not contained in the provisions hereof shall not be binding upon either party hereto. It is further agreed that this Lease Agreement contains the entire agreement between the parties, and no rights are to be conferred upon either party until this Lease has been executed.

     24. MODIFICATION: No modifications, alteration or amendment to this Lease Agreement shall be binding unless in writing and executed by the parties hereto, their heirs, successors, and assigns.

     25. BROKER'S COMMISSION: Tenant covenants, represents, and warrants that Tenant has had no dealings or negotiations with any Broker, or Agent other than (NOT APPLICABLE). In connection with the consummation of this Lease, and Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against any and all costs, expenses (including reasonable attorneys' fees before trial, at trial, and on appeal) or liability for any compensation, commissions, or changes claimed by any broker or agent, other than the Brokers set forth in this paragraph with respect to this Lease or the negotiation thereof. In the event of legal action, Pinellas County shall be the venue.

     26. PROVISIONS SEVERABLE: If any term or provision of this Lease Agreement or the application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this Lease Agreement, or the application of such term or provision to person or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease Agreement shall be valid and be enforced to the fullest extent permitted by law.

     27. ACCORD AND SATISFACTION: No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease shall give rise to or support or constitute an accord and satisfaction, or a compromise or other settlement, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction, or a compromise or other settlement, in a separate writing duly executed by Landlord. Landlord may receive and retain, absolutely and for itself, any and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary. Landlord will be entitled to treat any such payments as being received on account of any item or items of Rent, late charge, interest, expense or damage due in connection herewith, in such amounts, and in such order as Landlord may determine at its sole option.

     28. LAW: This Lease Agreement shall be enforced in accordance with the laws of the State of Florida.




     29. SUBORDINATION: Tenant shall execute any subordination or related documents which any Lender contemplating financing of the property of which the Leased Premises is a part may require, and, in the event of the failure of the tenant to so execute the documents within five days from Landlords request then the Tenant irrevocably appoints Maurice Wilder as Tenant's attorney, in fact, to execute such documents.






IN WITNESS WHEREOF, Tenant and Landlord have caused this Lease to be duly executed as of the date of this Lease, by their respective officers or parties thereunto duly authorized.

Signed,  sealed  and  delivered                    "TENANT"
In  the  presence  of:

                              Stem  Cell  Therapy  International  Corp.

                              By
                                   Calvin  Cao,  C.E.O.



                              "LANDLORD"
                              Wilder  Corporation  of  Delaware

                              By
                                   Christie  M.  Barker
     Leasing  Representative




                                    GUARANTY

FOR VALUE RECEIVED and in consideration for and as an inducement to Landlord to lease the Leased Premises referred to in the foregoing Lease to Tenant therein named, the undersigned does hereby guarantee to Landlord the punctual payment of the rent and other charges and the due performance of all the other terms, covenants and conditions contained in the foregoing Lease on the part of Tenant to be paid and to be performed there under. This guaranty shall be construed to be a guaranty of performance and payment, and the guarantor shall be jointly and severally liable with Tenant, at Landlord's option. The Landlord may pursue his remedies against the undersigned without first exercising any rights against Tenant. This guaranty shall extend to any change, modification, amendment, assignment, extensions or renewals of the foregoing Lease and the terms thereof. The undersigned guarantor hereby waives notices of non-payment and default and agrees that all costs, expenses and attorney fees assessable against Tenant shall likewise be assessable against himself as guarantor.

Dated:  ____________________

*** Landlord has provided Tenant with a 15% discount per month. Should Tenant relocate into smaller space or outside The Airport Ececutive or Westwood Centers within twelve (12) months and twelve (12) days, Tenant shall pay Landlord $280.35 for each month of occupancy.
     EXHIBIT "A"
                              RULES AND REGULATIONS


     1. Tenant shall not obstruct the building sidewalks, halls, elevators and stairways or use same for any purpose other than access to the Leased
Premises. The halls, entrances, elevators, stairways and roof are not for general public use and Landlord retains the right to prevent access thereto of all persons whose presence Landlord judges to be prejudicial to the safety and interests of the Building and its tenants. Nothing herein shall prevent access by persons with whom Tenant normally deals in the ordinary course of business unless such persons are engaged in illegal activities. Tenants and their employees shall not go upon the roof of the Building without the written consent of Landlord.

     2. The doors and windows that admit light into the common areas of the Building shall not be covered or obstructed. The toilet rooms and other water apparatus shall not be used for any purpose other than that for which they were constructed. The expense of any stoppage or damage resulting from violation of this rule shall be borne by Tenant who, or whose agents, shall have caused it.

     3. If Landlord, by written notice to Tenant, shall object to any blind, shade or screen used in connection with, any window or door of the Leased
Premises,  such  use  shall  be  forthwith  discontinued  by  Tenant.

     4. Tenant shall not move any heavy equipment or bulky matter in or out of the Building without Landlord's written consent, which Landlord agrees not to withhold unreasonably. All such movements shall be made during hours, which will least interfere with normal operations of the Building, and all damage caused by such movement shall be promptly repaired by Tenant at Tenant's expense. Tenant shall not place a load upon any floor of the Leased Premises, which exceeds the load per square foot, which such floor was designed to carry and which is allowed by law. Nor shall Tenant load safes or other objects larger or heavier than the building freight elevators can carry. Landlord shall have power to prescribe the weight and position of such safes or other objects, which shall, if considered necessary by Landlord, stand on three-inch thick wood strips to distribute the weight. Large objects can be moved only at hours designated by the Building Manager.

     5. Business machines and mechanical equipment belonging to Tenant which causes noise, vibration or other nuisance that may be transmitted to the building structure of Leased Premises so as to interfere with the use or enjoyment by other Tenants of their premises or the Building shall be equipped by Tenant at Tenant's cost and expense with vibration eliminators sufficient to eliminate the noise or vibration.

     6. No Tenant shall sweep or throw any dirt or other substance into the corridors, elevators or stairways of the Building, and Tenant shall not use or keep any foul gas or substance in the Building, or permit the Building to be used in a manner objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in the Building.

     7. Tenant shall not use or keep in the Building any inflammable fluid or use any method of heating other than that supplied by Landlord.

     8. If Tenant desires telephone or telegraph connections, Landlord will direct where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without directions from Landlord.

     10. Lessor will supply Tenant with two keys to each corridor door. Tenant, upon the termination of the tenancy, shall deliver to Landlord all the keys which have been furnished Tenant, or which Tenant has had made, and in the event of loss of any keys so furnished or not returned to the Landlord upon termination of the Lease, shall pay Landlord for the cost of re-keying the lock.

     11. No tenant shall lay floor covering except by a material, which may easily be removed with water. The use of cement or similar adhesive materials being expressly prohibited. The method of affixing any floor covering to the floor shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant who has caused the damage. All floor covering shall be protected by plastic chair guards provided by Tenant.

     12. Tenant shall see that the doors of the Leased Premises and the Building are locked before leaving the Building, the Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness tenant shall make good all injuries sustained by other Tenants, or occupants of the Building, or Landlord.

     13. Tenant shall not alter or install locks or bolts on any door of the Leased Premises without prior written consent of the Landlord. If Landlord shall give its consent, Tenant shall furnish Landlord with a key for such lock.

     14. Tenant shall not permit any work to be done in the Leased Premises including moving of goods into or out except by firms acceptable to Landlord.

     15.     Tenant  shall  not  permit  any  cooking  in  the  Suite.

     16. Tenant shall immediately notify Landlord of any injury to a person or damage to property within the Building regardless of cause.

17. The delivery of water, newspapers, and other like supplies to Tenants in the Building will be permitted only under the direction of Landlord.